INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED JULY 8, 2019 TO THE SUMMARY

PROSPECTUS DATED DECEMBER 28, 2018 OF:

Invesco Corporate Income Value ETF (IHYV)

(the “Fund”)

The index provider for the Fund’s underlying index announced changes to the underlying index methodology. Accordingly, effective immediately, the Fund’s Summary Prospectus is revised as follows:

The sixth paragraph in the Section “Principal Investment Strategies” on page 2 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the Underlying Index. At each monthly Underlying Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the Underlying Index, and current Underlying Index constituents with a QAV Score in the top 50% of eligible securities remain in the Underlying Index provided that they satisfy all other eligibility criteria. Underlying Index constituents are equally weighted. As of August 31, 2018, the Underlying Index was comprised of 212 constituents.

Please Retain This Supplement for Future Reference.

P-PS-IHYV-PROSUP-1 070819